UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2021

CCC INTELLIGENT SOLUTIONS HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39447	98-1546280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 Merchandise Mart Plaza Suite 900
Chicago, IL 60654
(Address of principal executive offices, including zip code)
(800) 621-8070
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCCS	The New York Stock Exchange
Warrants to purchase one share of common stock at an exercise price of $11.50	CCCS WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
This Amendment No. 1 on Form
8-K/A
(“Amendment No. 1”) amends the Current Report on Form
8-K
of CCC Intelligent Solutions Holdings Inc., a Delaware corporation (the “Company”), filed on August 5, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report) between Dragoneer Growth Opportunities Corp. (“Dragoneer”) and Cypress Holdings, Inc. (“Old CCC”).
This Amendment No. 1 is being filed in order to announce a change of the Company’s Certifying Accountant, and to include (a) the unaudited pro forma condensed combined financial information for the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020, (b) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Old CCC for the three and six months ended June 30, 2021 and 2020 and (c) the unaudited condensed consolidated financial statements of Old CCC as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020.
This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report, except as indicated below under Items 4.01 and 9.01. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.
Item 4.01. Changes Registrant’s Certifying Accountant
On August 6, 2021, the Company appointed Deloitte & Touche LLP (“Deloitte”) as its principal accountants for the fiscal year ending December 31, 2021, replacing Withum+Smith+Brown, PC (“Withum”), which was dismissed from its role as the independent registered public accounting firm for Dragoneer on August 6, 2021.
The decision to change accountants was approved by the Company’s Audit Committee.
For the fiscal year ended December 31, 2020, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such period.
During the fiscal year ended December 31, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation
S-K
under the Exchange Act).
During the two most recent fiscal years and the subsequent interim period from January 1, 2021 to August 6, 2021, neither the Company nor anyone on its behalf consulted Deloitte regarding any of the matters or events set forth in Item 304(a)(2) of
Regulation S-K.
The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated August 12, 2021, is filed as Exhibit 16.1 to this Current Report on Form
8-K.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements.
The unaudited condensed consolidated financial statements of Old CCC as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, and the related notes thereto are attached as Exhibit 99.3 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Old CCC for the three and six months ended June 30, 2021 and 2020.
(b) Pro Forma Financial Information.
Certain unaudited pro forma condensed combined financial information for the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description

16.1	Letter from WithumSmith+Brown, PC to the SEC, dated August 12, 2021.

99.1	Unaudited pro forma condensed financial information of the Company as of June 30, 2021, for the year-ended December 31, 2020 and for the six months ended June 30, 2021.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the three and six months ended June 30, 2021 and 2020.

99.3	Unaudited condensed consolidated financial statements of the Company as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCC INTELLIGENT SOLUTIONS HOLDINGS INC.

Date: August 12, 2021	By:	/s/ Brian Herb
Brian Herb
Executive Vice President, Chief Financial and Administrative Officer